Investment Properties - Amount Recognized in Profit Arising from Investment Properties (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Rental Income From Investment Property Net Of Direct Operating Expense [Abstract]
Rental income derived from investment properties	$ 190	$ 78	$ 84
Direct operating expenses (including repairs and maintenance) generating rental income	(145)	(34)	(36)
Net profit arising from investment properties carried at cost	$ 45	$ 44	$ 48